UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

SEARS, ROEBUCK AND CO. (Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois (Address of principal executive offices)		60179 (Zip code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -	Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On February 22, 2005, Kmart Corporation ("Kmart"), a wholly-owned subsidiary of Kmart Holding Corporation (the "Company") and Sears Holdings Corporation, a wholly-owned subsidiary of the Company ("Sears Holdings"), entered into a Five-Year Credit Agreement (the "Credit Agreement") with Sears Roebuck Acceptance Corp. ("SRAC") (a wholly owned subsidiary of Sears, Roebuck and Co. ("Sears")), the Initial Lenders (as defined in the Credit Agreement) party thereto, the agents and arrangers named in the Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent (the "Agent"). The Credit Agreement provides Kmart and SRAC, the borrowers thereunder, with a $4 billion revolving credit facility, which is available for general corporate purposes and includes a $1.5 billion letter of credit sublimit. The facility is to be guaranteed by and/or secured by the inventory and credit card accounts receivable of the Company, Sears, Sears Holdings and certain of their domestic subsidiaries (collectively, the "Loan Parties"), subject to collateral release provisions contingent upon the consolidated performance of Sears Holdings. The effectiveness of the Credit Agreement is contingent upon, among other things, the consummation of the Agreement and Plan of Merger, dated as of November 16, 2004, by and among the Company, Sears, Sears Holdings, Kmart Acquisition Corp. and Sears Acquisition Corp., and the entry into a Guarantee and Collateral Agreement in favor of the Agent by the Loan Parties. The Credit Agreement is incorporated hereto as Exhibit 10(a) and is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)

Exhibit 10(a)
Five-Year Credit Agreement, dated as of February 22, 2005, among Sears Holdings Corporation, and Sears Roebuck Acceptance Corp. and Kmart Corporation as borrowers, and the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages thereof, Citicorp USA, Inc. and Bank of America, N.A. as syndication agents, Barclays Bank PLC, Lehman Commercial Paper Inc., HSBC Bank USA, Merrill Lynch Bank USA, Morgan Stanley Bank, The Royal Bank of Scotland, PLC and Wachovia Bank National Association as documentation agents and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC as lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent for the Initial Lenders (incorporated by reference to Exhibit 10(a) to Sears Roebuck Acceptance Corp.'s Current Report on Form 8-K dated February 22, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.
By:	/s/ Michael J. Graham Michael J. Graham Vice President and Controller

Date: February 28, 2005

EXHIBIT INDEX

Exhibit No.
10(a)

Five-Year Credit Agreement, dated as of February 22, 2005, among Sears Holdings Corporation, and Sears Roebuck Acceptance Corp. and Kmart Corporation as borrowers, and the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages thereof, Citicorp USA, Inc. and Bank of America, N.A. as syndication agents, Barclays Bank PLC, Lehman Commercial Paper Inc., HSBC Bank USA, Merrill Lynch Bank USA, Morgan Stanley Bank, The Royal Bank of Scotland, PLC and Wachovia Bank National Association as documentation agents and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC as lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent for the Initial Lenders (incorporated by reference to Exhibit 10(a) to Sears Roebuck Acceptance Corp.'s Current Report on Form 8-K dated February 22, 2005).

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